                                                                    Exhibit 99.1
                              QUALCOMM INCORPORATED
                            STOCK OPTION GRANT NOTICE

QUALCOMM INCORPORATED (the "Company"), pursuant to its 2001 Stock Option Plan (the "Plan") hereby grants to the Optionee named below a non-qualified stock option to purchase the number of shares of the Company's common stock set forth below. This non-qualified stock option is not intended to qualify for the federal income tax benefits available to an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. This option is subject to all of the terms and conditions as set forth herein and the Stock Option Agreement (attached hereto) and the Plan1 which are incorporated herein in their entirety.

Optionee/Emp #:  SULPIZIO, RICHARD  #707       Grant No.:  052154
Date of Grant:  03/08/2005                     Shares Subject to Option:  18,000
Exercise Price Per Share:  $37.39              Expiration Date:  03/07/2015

      VESTING SCHEDULE

Exercisable Shares               Full Vesting Date               Expiration Date
------------------               -----------------               ---------------
       1,800                         09/08/2005                     03/07/2015
      *16,200                        03/08/2010                     03/07/2015

* These option shares vest on each monthly anniversary date after 09/08/2005 as to 1/60th of the total shares granted.

ADDITIONAL TERMS/ACKNOWLEDGMENTS: The undersigned Optionee acknowledges receipt of, and represents that the Optionee has read, understands, accepts and agrees to the terms of the following: this Grant Notice, the Stock Option Agreement and the Plan (including, but not limited to, the binding arbitration provision in Section 3.8 of the Plan). Optionee hereby accepts the Option subject to all of its terms and conditions and further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionee and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements pertaining to this particular option.

NOTE: THE OPTIONEE IS SOLELY RESPONSIBLE FOR ANY ELECTION TO EXERCISE THE OPTION, AND THE COMPANY SHALL HAVE NO OBLIGATION WHATSOEVER TO PROVIDE NOTICE TO THE OPTIONEE OF ANY MATTER, INCLUDING, BUT NOT LIMITED TO, THE DATE THE OPTION TERMINATES.

QUALCOMM INCORPORATED:                    OPTIONEE:

By:   /s/ Dr. Irwin Mark Jacobs
   ---------------------------------      --------------------------------------
Dr. Irwin Mark Jacobs                     Signature
Chief Executive Officer
Dated:  March 8, 2005                     Date:
                                               ---------------------------------

Attachment:      Stock Option Agreement (A10-DIR-RS)

(1) A copy of the Plan can be obtained from the Stock Administration web site, located on the Company's internal web page, or you may request a hard copy from the Stock Administration Department.
                                                                        Form N13

                              QUALCOMM INCORPORATED
                             2001 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

      Pursuant to the Grant Notice and this Stock Option Agreement, QUALCOMM Incorporated (the "Company") has granted you an Option to purchase the number of shares of the Company's common stock ("Stock") indicated in the Grant Notice at the exercise price indicated in the Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the QUALCOMM Incorporated 2001 Stock Option Plan (the "Plan") shall have the same definitions as in the Plan.

      The details of this Option are as follows:

      1. VESTING.

            1.1 STANDARD VESTING. This Option will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of your Service, unless otherwise provided by the terms of this Section 1, and subject to the limitations contained herein.

            1.2 VESTING UPON DISABILITY AND NORMAL RETIREMENT AGE. If your Service terminates because of your Disability or after you have reached Normal Retirement Age, then except as otherwise provided in Section 1.3 below, (A) your Service shall be deemed to continue and the exercisability and vesting of the Option shall continue under the terms and conditions of this Stock Option Agreement, and (B) the Option to the extent unexercised and exercisable may be exercised at any time prior to the expiration of the Option's term as set forth in Section 4 below (the "Option Expiration Date").

            1.3 VESTING UPON DEATH. If your Service terminates because of your death, or if you die after attaining Normal Retirement Age, or after your Disability then, (A) the exercisability and vesting of the Option shall be accelerated effective as of the date of your death, and (B) the Option, to the extent unexercised and exercisable on the date of your death, may be exercised by your legal representative or other person who acquired the right to exercise the Option by reason of your death at any time prior to the expiration of twelve
(12) months after the date of your death, but in any event no later than the Option Expiration Date.

      2. EXERCISE OF THE OPTION.

            2.1 METHOD OF EXERCISE. You may exercise the vested portion of this Option at any time prior to the expiration of the Option by delivering a notice of exercise in such form as may be designated by the Company from time to time together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours and prior to the expiration of the Option, together with such additional documents as the Company may then require pursuant to the terms of the Plan.

            2.2 METHOD OF PAYMENT. Payment of the exercise price may be by cash (or check), or pursuant to a program developed under Regulation T as promulgated by the Federal

Reserve Board which, prior to the issuance of Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to a broker which provides for the payment of the aggregate exercise price to the Company, or a combination of the above methods, as the Company may designate from time to time.

            2.3 TAX WITHHOLDING. By exercising this Option you agree that as a condition to any exercise of this Option, the Company may withhold from your pay and any other amounts payable to you, or require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this Option;
(2) the lapse of any substantial risk of forfeiture to which the Stock is subject at the time of exercise; or (3) the disposition of Stock acquired upon such exercise.

            2.4 RESPONSIBILITY FOR EXERCISE. You are responsible for taking any and all actions as may be required to exercise this Option in a timely manner and for properly executing any such documents as may be required for exercise in accordance with such rules and procedures as may be established from time to time. By signing this Agreement you acknowledge that information regarding the procedures and requirements for this exercise of the Option is available to you on request. The Company shall have no duty or obligation to notify you of the expiration date of this Option.

      3. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this Option may not be exercised unless the Stock issuable upon exercise of this Option is then registered under the Securities Act or, if such Stock is not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

      4. TERMINATION OF THE OPTION. The term of this Option commences on the Date of Grant (as specified in the Grant Notice) and expires and shall no longer be exercisable upon the earliest of:

                  (a) the Expiration Date indicated in the Grant Notice;

                  (b) the tenth (10th) anniversary of the Date of Grant;

                  (c) the last day for exercising the Option following termination of your Service as described in the Plan; or

                  (d) a Change of Control, to the extent provided in the Plan.

      5. CHANGE OF CONTROL. In the event of a Change in Control, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof held by you, provided your Service has not terminated prior to such date, shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 5 shall be conditioned upon the consummation of the Change in Control. In addition, the Acquiring Corporation may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Any

Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 2.1(u)(i) of the Plan constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

      6. OPTION NOT A SERVICE CONTRACT. This Option is not an employment or service contract and nothing in this Stock Option Agreement, the Grant Notice or the Plan shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company, or of the Company to continue your service with the Company. In addition, nothing in your Option shall obligate the Company, its stockholders, Board, Officers or Employees to continue any relationship which you might have as a Director or Consultant for the Company.

      7. NOTICES. Any notices provided for in this Stock Option Agreement, the Grant Notice or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

      8. ARBITRATION. Any dispute or claim concerning any Options granted (or not granted) pursuant to the Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association pursuant to the commercial arbitration rules in San Diego, California. By accepting an Option, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

      9. AMENDMENT. The Board may amend your Option at any time, provided no such amendment may adversely affect the Option or any unexercised portion of your Option, without your consent unless such amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Stock Option Agreement shall be effective unless in writing or, in such electronic form as may be designated by the Company.

      10. GOVERNING PLAN DOCUMENT. Your Option is subject to this Stock Option Agreement, the Grant Notice and all the provisions of the Plan, the provisions of which are hereby made a part of this Stock Option Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Stock Option Agreement, the Grant Notice and those of the Plan, the provisions of the Plan shall control.


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